AMENDMENT TO WARRANT AGREEMENT

            AMENDMENT, (the "Amendment"), dated February 10, 1997 to the Warrant Agreement dated January 25, 1995 (the "Warrant Agreement") by and among INFOSAFE SYSTEMS, INC., a New York corporation (the "Company"), AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent (the "Warrant Agent"), and D.H. BLAIR INVESTMENT BANKING CORP., a New York corporation ("Blair"). All terms used in this Amendment, unless otherwise defined herein, shall have such meaning as ascribed to them in the Warrant Agreement.

            WHEREAS, in connection with a private placement (the "Private Placement") of a minimum of twenty (20) and a maximum of one hundred (100) units ("Units"), each unit consisting of units identical to those sold by the Company in its initial public offering ("IPO") in January 1995 ("IPO Units"), each IPO Unit consisting of one (1) share of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"), one (1) redeemable Class A Warrant ("Class A Warrants") and one (1) redeemable Class B Warrant ("Class B Warrants") pursuant to an agency agreement (the "Agency Agreement") dated as of February 10, 1997 between the Company and Blair and the issuance to Blair or its designees of Unit Purchase Options to purchase additional Units (the "Private Placement Unit Purchase Options"), the Company may issue up to such number of Class A Warrants and Class B Warrants (collectively referred to as the "Warrants") as shall be determined in accordance with the Confidential Term Sheet relating to the Private Placement (the "Term Sheet"); and

            WHEREAS, the Company has granted Blair the option to sell an additional twenty (20) Units in the Private Placement (the "Over-allotment Option"); and

            WHEREAS, each Class A Warrant initially entitles the Registered Holder thereof to purchase one (1) share of Class A Common Stock and one (1) Class B Warrant, and accordingly, the Company may issue additional Class B Warrants on exercise of the Class A Warrants; and

            WHEREAS, each Class B Warrant initially entitles the Registered Holder thereof to purchase one (1) share of Class A Common Stock; and

            WHEREAS, in connection with the Private Placement, the parties hereto desire to amend certain provisions of the Warrant Agreement as set forth in this Amendment:

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties intending to be legally bound, hereby agree as follows:

      1. Amendments to Warrant Agreement. Upon the First Closing Date, as defined in the Term Sheet, the Warrant Agreement shall be amended as follows:

            (a) The date "January 17, 2000" as it appears in Section 1(i) of the Warrant Agreement entitled "Warrant Expiration Date" shall be deleted and replaced by the date "February 18, 2002."

            (b) The date "January 17, 1996" as it appears in Section 8(a) of the Warrant Agreement entitled "Redemption" shall be deleted and replace by the "the first anniversary of the final Closing of the Private Placement."

      2. Certificates. All Warrant certificates issued pursuant to the Warrant Agreement subsequent to the date hereof, including Warrant Certificates issued upon transfer of outstanding Warrants, shall be substantially in the form of the amended Class A Warrant certificate and the amended Class B Warrant Certificate attached hereto as Exhibit A and Exhibit B, respectively.

      3. Amendment. This Amendment has been made pursuant to section 16(iii) of the Warrant Agreement which permits the parties to the Warrant Agreement, without the consent of the Holders of the Warants, to make changes in the Warrant Agreement that they deem necessary or desirable and which shall not adversely affect the interests of the holders of the Warrant Certificates.

      4. Definitions. Any defined term used herein and not otherwise defined shall have the meaning set forth in the Warrant Agreement.

      5. Full Force and Effect. Except as provided herein, all other terms and provisions of the Warrant Agreement shall remain in full force and effect.

      6. Counterparts. This Amendment may be executed in one or more counterparts, which taken together shall constitute a single document.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    INFOSAFE SYSTEMS, INC.


                                    By: /s/ Arthur R. Medici
                                        -------------------------------
                                         Authorized Officer


                                    AMERICAN STOCK TRANSFER & TRUST
                                    COMPANY


                                    By: /s/ Herbert Lemmer
                                        -------------------------------
                                         Authorized Officer

                                    D.H. BLAIR INVESTMENT BANKING CORP.


                                    By: /s/ Martin A. Bell
                                        -------------------------------
                                         Martin A. Bell, Vice Chairman and
                                            General Counsel

                                    EXHIBIT A

                  [FORM OF FACE OF CLASS A WARRANT CERTIFICATE]

No. AW                                                          Class A Warrants

                           VOID AFTER __________, 2002
                   CLASS A WARRANT CERTIFICATE FOR PURCHASE OF
              CLASS A COMMON STOCK AND REDEEMABLE CLASS B WARRANTS

                             INFOSAFE SYSTEMS, INC.

            This certifies that FOR VALUE RECEIVED _____ or registered assigns (the "Registered Holder") is the owner of the number of Class A Warrants ("Class A Warrants") specified above. Each Class A Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Class A Common Stock, $.01 value ("Class A Common Stock"), of Infosafe Systems, Inc., a Delaware corporation (the "Company"), and one Class B Warrant of the Company at any time between January 18, 1995 and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $6.50 (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to Infosafe Systems, Inc.

            This Warrant Certificate and each Class A Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth either in the Warrant Agreement, dated February 10, 1997, or the Warrant Agreement dated January 25, 1995, as amended, by and among the Company, the Warrant Agent and D.H. Blair Investment Banking Corp. (which agreements may each be referred to interchangeably as the "Warrant Agreement"), except as set forth below.

            In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Class A Common Stock and Class B Warrants subject to purchase upon the exercise of each Class A Warrant represented hereby are subject to modification or adjustment.

            Each Class A Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Class A Common Stock will be issued. In the case of the exercise of less than all the Class A Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new

Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class A Warrants.

            The term "Expiration Date" shall mean 5:00 P.M. (New York time) on _______, 2002 or such earlier date as the Class A Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

            The Company shall not be obligated to deliver any securities pursuant to the exercise of the Class A Warrants represented hereby unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Class A Warrants are outstanding. The Class A Warrants represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

            This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class A Warrants, each of such new Warrant Certificates to represent such number of Class A Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any applicable transfer fee per certificate in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Class A Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class A Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

            Prior to the exercise of any Class A Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

            The Class A Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.05 per Class A Warrant at any time, provided the Market Price (as defined in the Warrant Agreement) for the Class A Common Stock shall exceed $9.10 per share. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Class A Warrants represented hereby except to receive the $.05 per Class A Warrant upon surrender of this Warrant Certificate.

            Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class A Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

            The Company has agreed to pay a fee of five (5)% of the Purchase Price upon certain conditions as specified in the Warrant Agreement upon the exercise of the Class A Warrants represented hereby.

            This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


                                    INFOSAFE SYSTEMS, INC.


Dated:__________________            By:_______________________________

                                    By:_______________________________

[seal]

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY
as Warrant Agent


By:_____________________________
   Authorized Officer

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                     TRANSFER FEE: $ PER CERTIFICATE ISSUED

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

            The undersigned Registered Holder hereby irrevocably elects to exercise ______________________________ Class A Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Class A Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

and be delivered to

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

and if such number of Class A Warrants shall not be all the Class A Warrants evidenced by this Warrant Certificate, that a new Class A Warrant Certificate for the balance of such Class A Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

            The undersigned represents that the exercise of the within Class A Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                    _______________________________
                                    (Name of NASD Member)

Dated:_________________________ X   _______________________________

                                    _______________________________


                                    _______________________________
                                              Address


                                    _______________________________
                                    Taxpayer Identification Number


                                    _______________________________
                                    Signature Guaranteed

                                    _______________________________

                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

______________________________ of the Class A Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:_________________________ X   _______________________________
                                    Signature Guaranteed

                                    _______________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.

                                    EXHIBIT B

                  [FORM OF FACE OF CLASS B WARRANT CERTIFICATE]

No. BW                                                          Class B Warrants

                           VOID AFTER _________, 2002

                         CLASS B WARRANT CERTIFICATE FOR
                        PURCHASE OF CLASS A COMMON STOCK

                             INFOSAFE SYSTEMS, INC.

            This certifies that FOR VALUE RECEIVED ______ or registered assigns (the "Registered Holder") is the owner of the number of Class B Warrants specified above. Each Class B Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Class Common Stock, $.01 par value ("Class A Common Stock"), of Infosafe Systems, Inc., a Delaware corporation (the "Company"), at any time between January 18, 1995 and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $8.75 (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to Infosafe Systems, Inc.

            This Warrant Certificate and each Class B Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth either in the Warrant Agreement, dated February 10, 1997, or the Warrant Agreement dated January 25, 1995, as amended, by and among the Company, the Warrant Agent and D.H. Blair Investment Banking Corp. (which agreements may each be referred to interchangeably as the "Warrant Agreement"), except as set forth below.

            In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Class A Common Stock subject to purchase upon the exercise of each Class B Warrant represented hereby are subject to modification or adjustment.

            Each Class B Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Class A Common Stock will be issued. In the case of the exercise of less than all the Class B Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Class B Warrants.

            The term "Expiration Date" shall mean 5:00 P.M. (New York time) on ___________, 2002, or such earlier date as the Class B Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

            The Company shall not be obligated to deliver any securities pursuant to the exercise of the Class B Warrants represented hereby unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Company has covenanted and agreed that it will file a registration statement and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Class B Warrants are outstanding. The Class B Warrants represented hereby shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

            This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Class B Warrants, each of such new Warrant Certificates to represent such number of Class B Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any applicable transfer fee in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Class B Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

            Prior to the exercise of any Class B Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

            The Class B Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.05 per Class B Warrant at any time provided the Market Price (as defined in the Warrant Agreement) for the Class A Common Stock shall exceed $12.25 per share. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Class B Warrants represented hereby except to receive the $.05 per Class B Warrant upon surrender of this Warrant Certificate.

            Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Class B Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

            The Company has agreed to pay a fee of 5% of the Purchase Price upon certain conditions as specified in the Warrant Agreement upon the exercise of the Class B Warrants represented hereby.

            This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                    INFOSAFE SYSTEMS, INC.


Dated:__________________________    By:_________________________________


                                    By:_________________________________

[seal]

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY
as Warrant Agent


By:___________________________________
   Authorized Officer

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

            The undersigned Registered Holder hereby irrevocably elects to exercise ____________________ Class B Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Class B Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

and be delivered to

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

and if such number of Class B Warrants shall not be all the Class B Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Class B Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

            The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited in the space below.

                                    _______________________________
                                    (Name of NASD Member)

Dated:_________________________ X   _______________________________

                                    _______________________________


                                    _______________________________
                                              Address


                                    _______________________________
                                    Taxpayer Identification Number


                                    _______________________________
                                    Signature Guaranteed

                                    _______________________________

                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

            FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers unto


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    ________________________________________
                     [please print or type name and address]

_______________________________________ of the Class A Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ______________________________________________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:_________________________ X   _______________________________
                                    Signature Guaranteed

                                    _______________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.